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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 11, 2009

SPORTS SUPPLEMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-150820
(State or other jurisdiction of incorporation)	(Commission File No.)

3500 de Maisonneuve West
Suite 1650
Montreal, Quebec
Canada H3Z 3C1
(Address of principal executive offices and Zip Code)

514-658-6164
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 11, 2009, Ian Spowart was removed as a member of our board of directors.  His departure was not as a result of any disagreement with us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 17th day of March 2009.

SPORTS SUPPLEMENT GROUP, INC.

BY:	JAMES KLEIN
James Klein, President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Treasurer and sole member of the Board of Directors.